SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                         NORTHWEST TELEPRODUCTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                         NORTHWEST TELEPRODUCTIONS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                               SEPTEMBER 10, 1997


TO THE SHAREHOLDERS OF NORTHWEST TELEPRODUCTIONS, INC.:

The 1997 Annual Meeting of Shareholders of Northwest Teleproductions, Inc. will be held at the offices of the Company, 4000 WEST 76TH STREET, Minneapolis, Minnesota, on Wednesday, September 10, 1997, at 9:00 A.M., Minnesota time, for the following purposes:

     1.   To set the number of members of the Board of Directors at seven (7).

     2.   To elect directors of the Company for the ensuing year.

     3. To consider and act upon a proposal to approve the appointment of Deloitte & Touche LLP as independent auditors of the Company for the current fiscal year ending March 31, 1998.

     4. To take action upon any other business that may properly come before the Meeting or any adjournment thereof.

Only shareholders of record shown on the books of the Company at the close of business on Friday, July 25, 1997, will be entitled to vote at the Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the Meeting.

You are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your Proxy will help avoid further solicitation expense to the Company.

This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.


                                        PHILLIP A. STADEN,
                                        Secretary

Dated: August 7, 1997
Minneapolis, Minnesota

                         NORTHWEST TELEPRODUCTIONS, INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 10, 1997

                                  INTRODUCTION

Your Proxy is solicited by the Board of Directors of Northwest Teleproductions, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on September 10, 1997, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

Any shareholder giving a Proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Meeting.

Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

The mailing address of the Company's principal executive office is 4000 West 76th Street, Minneapolis, Minnesota 55435. The Company expects that this Proxy Statement and the related Proxy and Notice of Annual Meeting will first be mailed to shareholders on or about August 7, 1997.

                      OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed July 25, 1997 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on July 25, 1997, 1,356,425 shares of the Company's Common Stock, par value $.01 per share, were issued and outstanding. Such $.01 par value Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock constitutes a quorum for the transaction of business.


                             PRINCIPAL SHAREHOLDERS

The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of July 25, 1997:

                                  AMOUNT AND
NAME AND ADDRESS               NATURE OF SHARES       PERCENT OF
OF BENEFICIAL OWNER          BENEFICIALLY OWNED(1)      CLASS
-------------------          ---------------------      -----

James H. Binger                     185,109             13.6%
 Revocable Trust
80 South Eighth St.
Minneapolis, Minnesota

McDonald & Co. Securities           104,630              7.7%
800 Superior Avenue
Cleveland, Ohio

-----------------------
(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares. The share amounts are based upon information set forth in the shareholder's latest filing with the Company or the Securities and Exchange Commission, as updated by any subsequent information voluntarily provided to the Company by the shareholder.

                            MANAGEMENT SHAREHOLDINGS

The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of July 25, 1997, by each executive officer of the Company named in the Summary Compensation Table, by each of the Company's current directors and by all of such directors and executive officers (including the named individuals) as a group.

NAME OF DIRECTOR OR                   NUMBER OF SHARES      PERCENT OF
OFFICER OR IDENTITY OF GROUP        BENEFICIALLY OWNED(1)      CLASS
----------------------------        ---------------------      -----

James S. Fish                               27,000(2)            *

C. Dale Haworth                              2,000(3)            *

Ronald V. Kelly                             17,500(2)            *

John G. Lindell                            126,937(4)           4.2%

Steven Lose                                    250               *

John C. McGrath                                  0                0

Gerald W. Simonson                          43,160(2)           2.1%

Phillip A. Staden                              300               *

Directors and Executive Officers
 as a group (8 persons)                    217,147(5)          14.7%

-----------------------------
*Less than 1%

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.

(2) Includes 17,000 shares which may be purchased upon exercise of currently exercisable options and warrants.

(3) Such shares are not outstanding but may be purchased upon exercise of currently exercisable options.

(4) Mr. Lindell has sole voting and sole investment power over 44,012 shares owned directly by him and shares voting and investment power with his wife over 10,925 shares. Amount includes 72,000 shares which may be purchased upon exercise of currently exercisable options and warrants.

(5) Includes 125,000 shares which may be purchased upon exercise of currently exercisable options and warrants.


                              ELECTION OF DIRECTORS
                             (PROPOSALS #L AND #2)

GENERAL INFORMATION

The Bylaws of the Company provide that the number of directors shall not be less than the minimum required by law and that in accordance with such requirement the number of directors to be elected for the ensuing year shall be determined by the shareholders at each annual meeting. The Board of Directors recommends that the number of directors be set at seven. Under applicable Minnesota law, approval of the proposal to set the number of directors at seven, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

The following table provides certain information with respect to the nominees for director.

                            CURRENT
                           POSITION(S)                                                    DIRECTOR
NAME OF NOMINEE     AGE   WITH COMPANY  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS      SINCE
---------------     ---   ------------  ----------------------------------------------      -----
James S. Fish       81    Director      Sole owner of Ad-Ventures in Wayzata (a             1979
                                        private marketing communications consulting
                                        firm) from June 1979 to present; Dean Emeritus
                                        of Graduate Programs in Business
                                        Communications at the University of St. Thomas
                                        in St. Paul, Minnesota from December 1983 to
                                        June 1987.

C. Dale Haworth     64    Director      Retired; Chief Executive Officer from 1970 to       1996
                                        1995 of Haworth Group, Inc. (a media buying
                                        service); Marketing Advertising Executive with
                                        General Mills from 1954 to 1970.

Ronald V. Kelly     61    Director      Retired; Senior Vice President from September       1996
                                        1992 to August 1996 of Pentair, Inc. (a
                                        diversified industrial manufacturer); Vice
                                        President and Specialty Products Group
                                        President at Pentair from March 1989 to
                                        September 1992.

John G. Lindell     65    Chairman      Chairman of the Board effective February 5,         1970
                            and         1996 and interim President of the Company from
                          Director      April 1, 1996 to November 3, 1996. Prior to
                                        his retirement, President (from January 1981
                                        to December 1985) and Chief Operating Officer
                                        (from November 1979 to December 1985) of
                                        RayGo, Inc. (a heavy equipment manufacturer).

Steven Lose         38    Director      Director of North American Sales of Scitex          1997
                                        Digital Video, Inc. (a video equipment
                                        manufacturer) since April 1995. Regional Sales
                                        Manager of Accom, Inc. (a video equipment
                                        manufacturer) from March 1992 to April 1995.

John C. McGrath     39    President     President and Chief Executive Officer of the        1996
                             and        Company since November 4, 1996. Chief
                          Director      Operating Officer of Cutters, Inc. (a
                                        nationally recognized post-production and
                                        design facility) from January 1990 to November
                                        1996.



                            CURRENT
                           POSITION(S)                                                    DIRECTOR
NAME OF NOMINEE     AGE   WITH COMPANY  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS      SINCE
---------------     ---   ------------  ----------------------------------------------      -----

Gerald W.           67    Director      Venture capital investor since June 1978;           1976
Simonson                                President and Chief Executive Officer of
                                        Omnetics Connector Corporation (manufacturer
                                        of microminiature connectors) since March
                                        1991. Also currently a director of Medtronic,
                                        Inc.

COMMITTEE AND BOARD MEETINGS

The Company's Board of Directors has an Audit Committee which reviews with the Company's independent auditors the annual financial statements and the results of the annual audit. The Audit Committee also is used to review potential conflict of interest situations involving related party transactions. The Audit Committee's members are Mr. Haworth, Mr. Kelly and Mr. Simonson. The Audit Committee met twice during fiscal 1997.

The Board also has a Compensation Committee currently consisting of all Board members. The Committee reviews and recommends the compensation to be paid to the Company's officers. During fiscal 1997, the Compensation Committee met once. The Board does not have a nominating committee.

The Company's Board of Directors held nine meetings during fiscal 1997. Each incumbent director attended seventy-five percent or more of the total number of meetings of the Board and of Committee(s) of which he or she was a member.

DIRECTORS FEES

Each director who is not an employee of the Company receives $200 for each Board of Directors or Committee meeting attended by him or her, with an annual maximum of $2,000, and annual fees of $4,000 payable at a rate of $1,000 for each fiscal quarter during which he or she serves as a director.

CERTAIN TRANSACTIONS

In order to facilitate restructure of the Company's bank line and to provide funding for operations, in July 1996 and February 1997 the Board authorized the issuance of $562,500 of 10.5% Subordinated Notes with a Warrant to each investor to purchase, at $2.50 per share, a number of shares of Common Stock of the Company equal to the principal amount of such investor's Note divided by the Warrant exercise price. The directors of the Company purchased $412,500 of the Notes in July 1996 and $150,000 of the Notes in February 1997. The shares purchasable upon exercise of the Warrants granted by the Company have been included in the Management Shareholdings table on page 3.

                                EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth certain information regarding compensation paid during the Company's last fiscal year to the Company's President (who serves as chief executive officer) and to each other executive officer whose total salary and bonus for fiscal 1997 exceeded $100,000. Such persons became executive officers of the Company during fiscal 1997.

                                     ANNUAL COMPENSATION                          LONG TERM COMPENSATION
                                ------------------------------     ----------------------------------------------------
                                                                        AWARDS                PAYOUTS
                                                                   -----------------------   ---------
                                                                   RESTRICTED
     NAME AND                                                        STOCK                      LTIP         ALL OTHER
     PRINCIPAL       FISCAL     SALARY(1)     BONUS(2)               AWARDS       OPTIONS      PAYOUTS     COMPENSATION
     POSITION         YEAR         ($)          ($)      OTHER        ($)        /SARS (#)       ($)          ($)(3)
     --------        ------     --------      -------    -----     ----------    ---------   ----------       ------
John C McGrath,       1997      $ 82,981(4)   12,084       0          None         50,000        None          2,075
 President
Phillip A. Staden     1997       100,635      10,000       0          None         15,000        None          3,007
 Vice President

---------------------------
(1) Amounts under "Salary" also include the executive's salary deferral contributions to the Company's 401(k) profit sharing plan.

(2)  Bonus amounts are accrued and not yet paid.

(3) Amounts reflect Company contributions to the Company's 401(k) profit sharing plan.

(4)  Amounts reflect payments received from his hiring date of November 4, 1997.


OPTION/SAR GRANTS DURING 1997 FISCAL YEAR

The following table sets forth the options that have been granted to the executive officers listed in the Summary Compensation Table during the Company's last fiscal year ended March 31, 1997:

                                        PERCENT OF
                       NUMBER OF           TOTAL
                       SECURITIES      OPTIONS/SARS
                       UNDERLYING       GRANTED TO      EXERCISE OR
                      OPTIONS/SARS     EMPLOYEES IN      BASE PRICE
       NAME             GRANTED         FISCAL YEAR      ($/SHARE)     EXPIRATION DATE
       ----             -------         -----------      ---------     ---------------
John C. McGrath         50,000(1)          77.0%           $2.00           11/3/01
Phillip A. Staden       15,000(2)          23.0%           $2.00           11/3/01

------------------------
(1) Such option is exercisable in annual increments of 16,666 shares each, commencing November 4, 1997.

(2) Such option is exercisable in annual increments of 5,000 shares each, commencing November 4, 1997.

OPTION/SAR EXERCISES DURING FISCAL 1997
 AND FISCAL YEAR-END OPTION/SAR VALUES

The following table provides certain information regarding the exercise of stock options during fiscal 1997 by the officers named in the Summary Compensation Table and the fiscal year-end value of unexercised options held by such officers.

                       NUMBER OF                                                   VALUE OF UNEXERCISED
                        SHARES        VALUE        NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS AT
                       ACQUIRED      REALIZED    OPTIONS AT FISCAL YEAR END         FISCAL YEAR END ($)
       NAME           ON EXERCISE      ($)       (EXERCISABLE/UNEXERCISABLE)    EXERCISABLE/UNEXERCISABLE(1)
       ----           -----------    --------    ---------------------------    ----------------------------
John C. McGrath            0             0             0          50,000              0         $43,750
Phillip A. Staden          0             0             0          15,000              0         $13,125

----------------------------
(1) Market value of underlying securities at March 27, 1997, the last day of fiscal 1997 on which there was a stock trade ($2.875), minus the exercise price.

EMPLOYMENT CONTRACTS

The Company has an Employment Agreement, dated November 2, 1996, with John C. McGrath whereby Mr. McGrath will serve as President and Chief Executive Officer for a term continuing until October 31, 1998 and renewable annually thereafter for one-year terms. Mr. McGrath receives a base annual salary of $200,000 and is eligible to receive an incentive bonus based upon 5% of pre-tax earnings for a fiscal year in excess of 8% of shareholder equity at the beginning of the fiscal year. The Agreement is terminable by written agreement of the parties, by the Company for cause or by Mr. McGrath without cause upon 60 days written notice to the Company, in which case the Company has no further obligation to Mr. McGrath except for accrued benefits and any compensation earned through the last day of employment. The Agreement may also be terminated by the Company without cause, in which case the Company is obligated to pay Mr. McGrath's base salary and accrued benefits for the greater of (i) the unexpired initial term of employment (or, if the Agreement has been renewed, the unexpired portion of the one-year renewal term) and (ii) the one-year period following termination of employment provided Mr. McGrath continues to abide by the noncompete provisions of the Agreement. If the Agreement is terminated without cause either by Mr. McGrath or the Company within one year of a "change of control" of the Company, the Company is obligated to pay Mr. McGrath's base salary and accrued benefits for the greater if (i) the unexpired initial term of employment (or, if the Agreement has been renewed, the unexpired portion of the one-year renewal term) and (ii) the one-year period following termination of employment so long as Mr. McGrath continues to abide by the noncompete provisions of the Agreement; provided, however, Mr. McGrath will not receive any payments under the Employment Agreement or any other agreement with the Company which would constitute a "parachute payment" under Section 280G of the Internal Revenue Code.


                        APPROVAL OF SELECTION OF AUDITORS
                                  (PROPOSAL #2)

The Board of Directors of the Company, upon recommendation of its Audit Committee, has selected Deloitte & Touche LLP as independent auditors of the Company for the current fiscal year ending March 31, 1998. Deloitte & Touche LLP has acted as independent auditors for the Company since 1976. The Board of Directors desires that the selection of such auditors for the current 1998 fiscal year be submitted to the shareholders for approval. If the selection is not approved, the Board of Directors will reconsider its decision.

A representative of Deloitte & Touche LLP is expected to be present at the 1997 Annual Meeting and will be given an opportunity to make a statement if so desired. Such representative is also expected to be available to respond to appropriate questions at the Meeting.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended March 31, 1997, all
Section 16(a) filing requirements applicable to Insiders were complied with except that Mr. Ronald V. Kelly's Form 3 was filed late and Messrs. James S. Fish and John G. Lindell were each late filing a form to report one transaction.


                                 OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the 1997 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1998 annual meeting must be received by the Company by April 26, 1998 to be includable in the Company's proxy statement and related proxy for the 1998 annual meeting.


                                  ANNUAL REPORT

A copy of the Company's Annual Report to Shareholders for the fiscal year ended March 31, 1997, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such Report is incorporated herein or is to be considered proxy soliciting material.

THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1997 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CORPORATE SECRETARY, NORTHWEST TELEPRODUCTIONS, INC., 4000 WEST 76TH STREET, MINNEAPOLIS, MINNESOTA 55435.


Dated: August 7, 1997
Minneapolis, Minnesota

                       NORTHWEST TELEPRODUCTIONS, INC.
                                    PROXY
    FOR 1997 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 10, 1997

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints JOHN C. McGRATH and PHILLIP A. STADEN, and each of them, with full power of substitution, his or her Proxies to represent and vote, AS DESIGNATED BELOW, all shares of Northwest Teleproductions, Inc. registered in the name of the undersigned, at the Company's 1997 Annual Meeting of Shareholders and at any adjournments thereof, and the undersigned hereby revokes all proxies previously given with respect to the Meeting.

1.   Set the NUMBER OF DIRECTORS at seven. . .

     [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

2. ELECTION OF DIRECTORS. Nominees: James Fish, Dale Haworth, Ronald Kelly, John Lindell, Steven Lose, John McGrath, Gerald Simonson

     [ ] FOR ALL nominees listed above         [ ] WITHHOLD AUTHORITY
     (except those whose names have            to vote for ALL nominees
     been written on the line below).          listed above.


(To WITHHOLD authority to vote for any individual nominee write that nominee's name on the line below.)

-------------------------------------------------------------------------------

                      (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)

3. Approve the appointment of Deloitte & Touche LLP as INDEPENDENT AUDITORS for the current fiscal year. . .

     [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

4.   OTHER MATTERS. In their discretion, the appointed Proxies are. . .

     [ ] AUTHORIZED       [ ] NOT AUTHORIZED. . .

     to vote upon such other business as may properly come before the Meeting.


                                        THIS PROXY WHEN PROPERLY EXECUTED WILL
                                        BE VOTED AS DIRECTED OR, IF NO DIRECTION
                                        IS GIVEN FOR A PARTICULAR PROPOSAL, WILL
                                        BE VOTED FOR SUCH PROPOSAL AND, IN THE
                                        CASE OF PROPOSAL #4, WILL BE DEEMED TO
                                        GRANT AUTHORITY UNDER PROPOSAL #4.

                                        Dated: ___________________________, 1997


                                        ________________________________________

                                        ________________________________________

                                        (PLEASE DATE AND SIGN name(s) exactly as shown on your stock certificate. Executors, administrators, trustees, guardians, etc., should indicate capacity when signing. FOR STOCK HELD IN JOINT TENANCY, EACH JOINT OWNER SHOULD SIGN.)